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                                                             Exhibit 99.906CERT

                         CERTIFICATION UNDER SECTION 906
                        OF THE SARBANES-OXLEY ACT 0F 2002

Mary Ann B. Wirts, President and Treasurer (Principal Executive Officer and Principal Financial Officer) of The Glenmede Fund, Inc. (the "Registrant"), certifies to the best of her knowledge that:

1. The Registrant's periodic report on Form N-CSR for the period ended April 30, 2004 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


By: /s/ Mary Ann B. Wirts
------------------------
Mary Ann B. Wirts
President and Treasurer
(Principal Executive Officer and Principal Financial Officer)
The Glenmede Fund, Inc.


Date: June 29, 2004
      -------------


This certification is being furnished to the Securities and Exchange Commission solely pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Commission.